SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 15, 2000

                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       001-14537                52-2093696
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                    Identification Number)

3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia      30326
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (404) 364-9400

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ITEM 4.    CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANTS.  The first paragraph of Item 4 shall be amended and restated as follows:

At a meeting held on August 30, 2000, the Board of Directors of Lodgian, Inc. (the "Company"), at the recommendation of its audit committee, made the decision to seek the retention of new independent auditors for the year ending December 31, 2000 to replace the firm of Ernst & Young LLP. On September 20, 2000 the Board of Directors appointed Arthur Andersen LLP as the Company's independent auditors. Arthur Andersen has not consulted with the Company on any matters within the last two years.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            LODGIAN, INC.

                                            By:    /s/  Thomas Eppich
                                                   ---------------------------
                                            Name:  Thomas Eppich
                                            Title: Chief Financial Officer

Date: October 16, 2000